UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): June 13, 2005

                                 ENDOVASC, INC.
          (Exact Name of Small Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

               000-28371                             76-0512500
       (Commission File Number)          (IRS Employer Identification No.)

      550 CLUB DRIVE, SUITE 440
           MONTGOMERY, TEXAS                            77316
(Address of Principal Executive Offices)              (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_]  Written  communications  pursuant to Rule 425 under the Securities Act

     [_]  Soliciting  material  pursuant to Rule 14a-12 under the Securities Act

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [_] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 13, 2005, Endovasc, Inc., (the "Company") received a letter from Ham, Lanston & Brezina, L.L.P. (the "Prior Auditors"), informing the Company of the decision by the Prior Auditors to resign as the Company's independent accountants, effective as of June 8, 2005.

     The Prior Auditor's report on the Company's financial statements for the last two years contained a "going concern" qualification but did not otherwise contain an adverse opinion, disclaimer of opinion, scope of audit or accounting principles. The Prior Auditors have indicated to the Company that their decision is a result of the firms annual review of its client portfolio. There were no disputes or disagreements between the Company and the Prior Auditors relating to any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure. The Company has authorized the Prior Auditors to respond fully to the inquiries of any successor auditor appointed by the Company.

     The board of directors has initiated a search to replace the Prior Auditors as the Company's independent accountants for the year ending June 30, 2005.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following documents are filed as an exhibit to this report.

   EXHIBIT                                   DESCRIPTION
------------  ------------------------------------------------------------------

       16.1* Letter dated June 17, 2005 from Ham, Lanston & Brezina, L.L.P. regarding agreement with the disclosures contained in this report.

     *  Filed  herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ENDOVASC, INC.
                                                      (Registrant)

Date: June 17, 2005                              /s/ Diane Dottavio
                                   By:
                                          ------------------------------------
                                                      (Signature)
                                   Name:  Diane  Dottavio
                                   Title: President and Chief Executive Officer


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
                                  EXHIBIT INDEX


   EXHIBIT                                   DESCRIPTION
------------  ------------------------------------------------------------------

        16.1 Letter dated June 17, 2005 from Ham, Lanston & Brezina, L.L.P. regarding agreement with the disclosures contained in this report.


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